Statements of Changes in Net Assets Available for Benefits - EBP 002 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Net appreciation in fair value of investments	$ 14,148,438	$ 11,882,670
Interest and dividends	5,395,116	3,952,072
Net investment income	19,543,554	15,834,742
Interest income on notes receivable from participants	215,583	170,338
Contributions:
Employer	6,273,085	6,293,326
Participants	8,278,716	8,226,895
Rollovers	1,548,726	6,465,063
Total contributions	16,100,527	20,985,284
Total increase	35,859,664	36,990,364
Deductions:
Benefits paid to participants	13,352,432	13,958,627
Administrative expenses	260,860	235,951
Total deductions	13,613,292	14,194,578
Net increase	22,246,372	22,795,786
Transfers of assets	0	29,380
Net assets available for benefits, beginning of year	130,544,468	107,719,302
Net assets available for benefits, end of year	$ 152,790,840	$ 130,544,468